Events After the Reporting Period	12 Months Ended
Jun. 30, 2019
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Events After the Reporting Period

Note 26. Events after the reporting period

On September 30, 2019 Benitec entered into a securities purchase agreement ("SPA") with certain sophisticated and professional investors in the United States  to issue 2,800,000 American Depositary Shares ("ADSs"), with each ADS representing 20 fully paid ordinary shares, at a purchase price of US$0.70 per ADS, in a registered direct offering. The Investors were also issued warrants to purchase up to 412,863 ADSs in aggregate, at a purchase price per warrant equal to US$0.6999 per ADS to be issued on exercise of the warrant ("Pre-Funded Warrants"). The Pre-Funded Warrants may be exercised at any time from issue, in whole or in part, at an exercise price of US$0.0001 per ADS issued on exercise (subject to certain adjustments), provided that the beneficial ownership of the relevant Investor in the total number of ADSs on issue may not exceed 9.99%. The Pre-Funded Warrants do not expire.

The issue of the ADSs and Pre-Funded Warrants raised gross proceeds of approximately US$2.25 million (approximately A$3.33 million) exclusive of costs. The ADSs (and the underlying ordinary shares) and Pre-Funded Warrants were issued without shareholder approval under the Company's existing placement capacity under ASX Listing Rules 7.1 and 7.1A.

In a concurrent private placement, the Company has also agreed to issue additional warrants to the Investors to purchase up to a further 3,212,864 ADSs in aggregate ("Purchase Warrants"). The issue of the Purchase Warrants is subject to shareholder approval. If approved by shareholders, the Purchase Warrants will be issued for nil consideration, will have an exercise price of US$0.70 per ADS and will expire in five years from the date of issuance.